SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

          Pursuant to Section 13 or 15(d) of the Securities Act of 1934



   Date of Report (Date of earliest event reported)........ December 30, 1998


                          CHINA FOOD & BEVERAGE COMPANY
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



            NEVADA                  0-11734                87-0548148
            ------                  -------                ----------
(State or other jurisdiction of   (Commission    (I.R.S. Employer Identification
 incorporation or organization)    File No.)      No.)


                8 West 38th Street, 9th Floor, New York, NY 10018
             -----------------------------------------------------
             (Address of principal executive offices and Zip Code)


Registrant's telephone number, including area code:    (212) 398-7833
                                                   ------------------

         ITEM 1      CHANGES IN CONTROL OF REGISTRANT
         ------

         On December 31, 1998, the Company issued a total of 4,200,000 shares of its common stock to the following persons and entities in the following amounts pursuant to Debentures which were converted on December 30, 1998;

         Calder Investments Limited             1,050,000 shares of common stock
         Li, Lin Hu                             1,050,000 shares of common stock
         Anhui Liu An Beer Company Ltd.         2,100,000 shares of common stock

         This issuance caused the three individuals and entities above set forth to become the control persons of the Registrant.

         ITEM 2      ACQUISITION OR DISPOSITION OF ASSETS
         ------

         On December 30, 1998, the Company closed on the April 27, 1998 agreement with Calder Investments Limited and Li, Lin Hu by issuing its 5 year and one day 8% Debenture in the amount of $10,500,000 to each of Calder Investments Limited and Li, Lin Hu. This issuance consummated the transactions described in the Company 8-K dated May 6, 1998.

         On the same day, December 30, 1998, the Company caused the conversion of the Debentures above described in the terms incorporated therein by issuing to each of Li, Lin Hu and Calder Investments Limited thereupon caused 1,050,000 of their shares to be issued to Anhui Lui An Beer Company Ltd. to redeem their note to Anhui Lui An Beer Company Ltd.

         ITEM 5      OTHER EVENTS
         ------
         On December 31, 1998, the Company entered into a modification agreement with Tiancheng (China) Co., Ltd. ("Tiancheng") pursuant to which paragraph 4 of the December 17, 1997 agreement was amended so that Tiancheng's total compensation shall consist of $150,000 and 500,000 shares of the Company's common stock without valuations attached thereto.

         On January 6, 1998, a majority of the shareholders of the Company voting their shares in lieu of a formal shareholders meeting adopted the Company's 1999 Stock Option Plan reserving for issuance 1,000,000 shares of the Company's common stock which plan is to be administered by the Company's Board of Directors. At the same time, the shareholders voted in favor of James Tilton, Jane Zheng, Kitty Chow, Stanley Merdinger and Li, Lin Hu to be directors of the Company until the next shareholders meeting.

         ITEM 7.     EXHIBITS
         ------

         Debenture Note between China Food & Beverage Company and Calder Investments Limited.

         Debenture Note between China Food & Beverage Company and Li, Lin Hu.

         Addendum Agreement between various parties dated December 30, 1998.

         Agreement between Anhui Liu An Beer Company Ltd. and Victoria Beverage Company Limited dated April 22, 1998.

         Agreement between China Food & Beverage Company, Calder Investments Limited and Li, Lin Hu dated April 27, 1998.

         Trust Agreement dated December 17, 1997 between China Food & Beverage Company and Tiancheng (China) Co., Ltd.

         Modification Agreement dated December 31, 1998 between China Food & Beverage Company and Tiancheng (China) Co., Ltd.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:    January 8, 1999


                                                CHINA FOOD & BEVERAGE COMPANY
                                                (Registrant)


                                                By:   /s/ James Tilton
                                                   -----------------------------
                                                        James Tilton, President